                           EXCLUSIVE LICENCE AGREEMENT




BETWEEN


S.T. DUPONT S.A., A SWISS LIMITED LIABILITY COMPANY (SOCIETE ANONYME), WHICH SHARE CAPITAL IS OF 100.000 FS AND IS INCORPORATED AT THE TRADE REGISTER OF FRIBOURG, WITH ITS REGISTERED OFFICE AT - 20, RUE BEAUMONT - 1700 FRIBOURG - SWITZERLAND -, HEREINAFTER REFERRED TO AS "STD", REPRESENTED BY MR. GUY MAGNIN, DIRECTOR,

                                                                 ON THE ONE HAND

AND


INTER PARFUMS, A COMPANY ORGANIZED UNDER THE LAWS OF FRANCE, WHICH SHARE CAPITAL IS OF 37.810.420 FRENCH FRANCS AND IS INCORPORATED AT THE TRADE REGISTER OF PARIS UNDER NO B 350 219 382, WITH ITS REGISTERED OFFICE AT - 4, ROND-POINT DES CHAMPS-ELYSEES - 75008 PARIS - FRANCE - HEREINAFTER REFERRED TO AS "INTER PARFUMS", REPRESENTED BY MR PHILIPPE BENACIN, PRESIDENT,

                                                               ON THE OTHER HAND
WHEREAS
INTRODUCTION


STD, WHICH A FULLY-OWNED SUBSIDIARY OF S.T. DUPONT (HEREAFTER S.T.DUPONT PARIS), IS THE OWNER OF THE TRADEMARK S.T.DUPONT, REGISTERED FOR PERFUMERY PRODUCTS. IN THE WORLD'S LEADING NATIONS, S.T.DUPONT PARIS ENJOYS AN OUTSTANDING REPUTATION ON THE BASIS OF THE QUALITY OF ITS VARIOUS PRODUCTS BEARING THE S.T.DUPONT NAME AND INTENDS TO MAINTAIN THIS REPUTATION DURING THE COURSE OF THE CONTRACT.

INTER PARFUMS IS INTERESTED TO EMPLOY THE TRADEMARK S.T.DUPONT FOR PERFUMES INTENDING TO MARKET SUCH PRODUCTS IN CONSIDERATION AND BY UTILIZATION OF THE S.T.DUPONT PARIS REPUTATION AND IMAGE.

                                      1/12


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IN CONSIDERATION OF THIS, THE CONTRACTUAL PARTNERS MUTUALLY AGREE TO THE
FOLLOWING:


1.      DEFINITIONS

        FOR THE PURPOSE OF THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE RESPECTIVE MEANINGS INDICATED HEREUNDER:


        THE TERM TRADEMARKS SHALL MEAN THE S.T.DUPONT AND D TRADEMARKS, AND OTHER VARIOUS TRADEMARKS BELONGING TO STD, AND MORE PARTICULARLY DESCRIBED ON ARTICLE 12 HEREAFTER.

        THE TERM PRODUCTS SHALL MEAN PERFUMES, EAUX DE TOILETTES, PARFUMS DE TOILETTE AND PERFUME-RELATED PRODUCTS WITH THE EXCLUSION OF MAKE-UP AND SKIN-CARE PRODUCTS.

        THE TERM PRODUCTS ENVIRONMENT SHALL MEAN PERFUME BOTTLES AND PERFUMES AND PERFUME RELATED PRODUCTS PACKAGINGS.

        THE TERM TERRITORY SHALL MEAN THE WHOLE WORLD, INCLUDING SALES THROUGH DUTY-FREE OUTLETS.

        THE TERM STD'S FINANCIAL YEAR SHALL MEAN THE PERIOD BETWEEN LST APRIL OF EACH YEAR AND 31 MARCH OF THE FOLLOWING YEAR.

        THE TERM CONTRACT YEAR SHALL MEAN THE PERIOD BETWEEN 1 ST JULY OF EACH YEAR AND 30 JUNE OF THE FOLLOWING YEAR.


2.       SUBJECT OF THE LICENCE

2.1. STD GRANTS INTER PARFUMS THE EXCLUSIVE RIGHT TO USE THE TRADEMARKS FOR THE MANUFACTURE AND SALE OF THE PRODUCTS.

         IT IS AGREED THAT, IN THE CASE STD DECIDES TO ENLARGE THE RANGE OF THOSE GOODS TO MAKE-UP AND SKIN-CARE PRODUCTS OR OTHER GOODS BELONGING TO THE SAME FIELD OF PERFUMES BUSINESS, STD WOULD PRIOR PROPOSE TO INTER PARFUMS AN EXTENSION OF THAT TRADEMARK LICENCE TO SUCH GOODS, SUBJECT TO MUTUAL AGREEMENT ON REVISED TERMS AND CONDITIONS. INTER PARFUMS WILL BE FREE TO ACCEPT OR REFUSE THAT PROPOSITION, WITHIN A PERIOD OF 3 (THREE) MONTHS FROM THE DATE ON WHICH STD MAKES THE FIRST PROPOSAL. SHOULD INTER PARFUMS REFUSE THAT PROPOSITION, OR FAIL TO CONFIRM ACCEPTANCE IN WRITING OR OTHERWISE FAIL TO AGREE TERMS WITH STD IN THIS REGARD WITHIN SUCH 3 MONTHS, STD SHALL BE FREE TO MAKE THIS PROPOSITION TO A THIRD PARTY.

         IN THIS CONTEXT "EXCLUSIVE" MEANS THAT FOR THE DURATION OF THIS AGREEMENT STD WILL NOT GRANT ANY FURTHER LICENCES FOR THE MANUFACTURE AND/OR SALE OF PRODUCTS UNDER THE TRADEMARKS.



                                      2/12


2.2. IT IS UNDERSTOOD AND AGREED BY INTER PARFUMS THAT S.T.DUPONT PARIS RESERVES THE RIGHT TO OPEN, ANYWHERE IN THE WORLD, BOUTIQUES UNDER THE S.T.DUPONT NAME, SUCH BOUTIQUES SELLING THE WHOLE RANGE OF S.T.DUPONT PARIS PRODUCTS. INTER PARFUMS UNDERTAKES TO DIRECTLY SUPPLY THE BOUTIQUE WITH THE
                                      2

          PRODUCTS REGARDLESS OF THE LEGAL RELATIONSHIP BETWEEN STD, OR S.T.DUPONT PARIS, AND THE BOUTIQUE IN QUESTION. INTER PARFUMS WILL DULY INFORM ITS DISTRIBUTORS OF SUCH EXCEPTION OF THE EXCLUSIVE RIGHTS THAT INTER PARFUMS MAY HAVE GRANTED TO THEM IN THEIR TERRITORY. IN SUCH CASE, INTER PARFUMS WILL SELL THE PRODUCTS TO STD, OR S.T.DUPONT PARIS, OR TO ANY DISTRIBUTOR OR AFFILIATE DESIGNATED BY STD, AT WHOLESALE PRICE MINUS 10 (TEN) %.


3.       INTER PARFUMS'S OBLIGATIONS

3.1. INTER PARFUMS IS OBLIGED TO USE THE LICENCE AND TO UNDERTAKE ACTIVE MANUFACTURING AND MARKETING ACTIVITIES.

3.2 INTER PARFUMS UNDERTAKES TO HAVE THE PRODUCTS, TOGETHER WITH THE PERFUME EXTRACTS, MADE IN FRANCE EXCLUSIVELY.

3.3. INTER PARFUMS UNDERTAKES TO TAKE ALL NECESSARY STEPS TO ENSURE THAT, BEFORE THE END OF 18 (EIGHTEEN) MONTHS FOLLOWING THE EFFECTIVE DATE OF THE PRESENT AGREEMENT, THE FIRST LINE OF PERFUMES WILL BE LAUNCHED AND DISTRIBUTED EXTENSIVELY IN THE FOLLOWING COUNTRIES : E.E.C. (FRANCE, UNITED KINGDOM, BELGIUM, NETHERLANDS, LUXEMBURG, SWEDEN, DENMARK, GERMANY, GREECE, EIRE, ITALY, SPAIN, PORTUGAL, FINLAND, AUSTRIA), JAPAN, HONG KONG, SINGAPORE, TAFWAN, MALAYSIA, KUWAIT, SAUDI ARABIA, UNITED ARAB EMIRATES.

3.4 INTER PARFUMS UNDERTAKES TO TAKE ALL NECESSARY STEPS TO ENSURE THAT, BEFORE THE END OF 36 (THIRTY-SIX) MONTHS FOLLOWING THE EFFECTIVE DATE OF THE PRESENT AGREEMENT, THE PRODUCTS WILL BE WIDELY DISTRIBUTED AT LEAST, BUT NOT LIMITED TO, IN THE FOLLOWING COUNTRIES: EUROPE (EEC PLUS SWITZERLAND), USA, CANADA, MEXICO, BRAZIL, ARGENTINA, CHILE, JAPAN, HONG KONG, SINGAPORE, TAFWAN, MALAYSIA, SOUTH KOREA, AUSTRALIA, SAUDI ARABIA, KUWAIT, UNITED ARAB EMIRATES, LEBANON, TOGETHER WITH A SIGNIFICANT PRESENCE IN THE DUTY-FREE OUTLETS.

3.5. INTER PARFUMS WILL HAVE TO REACH, WITHIN THE PERIOD OF 18 (EIGHTEEN) MONTHS AFTER THE EFFECTIVE DATE OF THE LAUNCHING OF THE FIRST MARKET, A CUMULATIVE TURNOVER (NET SALES WITHOUT TAXES) XXXXXXXX.


4.       DURATION

4.1. THIS AGREEMENT SHALL COME INTO EFFECT ON LST JULY 1997 FOR A PERIOD OF ELEVEN (11) YEARS, AND SUBJECT TO ARTICLE 4.2, SHALL TERMINATE ON JUNE 30 , 2008.


                                      3/12



4.2.     36 (THIRTY-SIX) MONTHS BEFORE THE EXPIRATION OF THE AGREEMENT AS

         PROVIDED IN ARTICLE 4.1, THE PARTIES WILL MEET IN ORDER TO NEGOTIATE THE RENEWAL OF THE AGREEMENT. IN CASE THE PARTIES CANNOT REACH A WRITTEN AGREEMENT ON RENEWAL FOR ANY REASON BEFORE THE DATE OF JUNE 30, 2006, THE PRESENT AGREEMENT SHALL BE TERMINATED ON THE DATE INDICATED IN ARTICLE 4.1 ABOVE.


5.      SUBSUPPLIERS

                                        3

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         INTER PARFUMS IS ALLOWED TO BOTH HAVE THE CONTRACT PRODUCTS
         MANUFACTURED -PARTIALLY OR COMPLETELY- BY THIRD PARTIES AS SUBSUPPLIERS OR HAVE THEM MARKETED BY THIRD PARTIES AS MARKETING AGENTS AND DISTRIBUTORS, ALL OF WHOM SHALL BE SUBJECT TO STD'S PRIOR WRITTEN CONSENT, AND AT THE FOLLOWING EXPRESS CONDITIONS :

        - THAT INTER PARFUMS UNDERTAKES THAT THOSE POSSIBLE MANUFACTURERS SHALL AGREE IN WRITING TO HAVE THE PRODUCTS, TOGETHER WITH THE PERFUMES EXTRACTS, MADE IN FRANCE EXCLUSIVELY,
        -THAT INTER PARFUMS UNDERTAKES TO HAVE ITS SUBSUPPLIERS TO AGREE IN WRITING TO COMPLY WITH THE GLOBAL PROVISIONS OF THIS AGREEMENT,
        -AND THAT STD WILL BE REGULARLY, AND WHENEVER ON DEMAND BY STD, DULY INFORMED OF THE LIST OF ALL THOSE POSSIBLE SUBSUPPLIERS, MARKETING AGENTS AND DISTRIBUTORS.

6.       LICENCE FEES

6.1. IT IS AGREED THAT, ON THE DATE OF SIGNATURE OF THIS LICENCE AGREEMENT, INTER PARFUMS SHALL PAY TO STD A SETUP CHARGE OF XXXXXXX LESS ANY WITHHOLDING TAX. THIS AMOUNT SHALL BELONG TO STD ABSOLUTELY AT ALL TIMES, WHATEVER THE ISSUE OF THE PRESENT AGREEMENT WILL BE, AND INTER PARFUMS SHALL NOT HAVE THE RIGHT TO ASK FOR A REFUND OF A PART OR OF THE WHOLE OF THE SAID AMOUNT, FOR ANY REASON WHATSOEVER.

6.2. INTER PARFUMS SHALL PAY TO STD A LICENCE ROYALTY FOR THE RIGHTS GRANTED TO IT UNDER THIS AGREEMENT, AS FOLLOWS :

         O XXXXXXX CALCULATED ON INTER PARFUMS'S YEARLY TURNOVER FOR THE SALE OF THE PRODUCTS FROM 1 FF TO 50.000.000 FF, AND

         O XXXXXXX CALCULATED ON INTER PARFUMS'S YEARLY TURNOVER FOR THE SALE OF THE PRODUCTS ABOVE 50.000.000 FF.

        THE LICENCE ROYALTIES SHALL BE CALCULATED FROM THE NET-TOTALS INVOICED, BY INTER PARFUMS, HEAD OFFICE AND SUBSIDIARIES, TO THEIR CLIENTS, INCLUDING STD'S ORDERS, EXCLUDING POINT OF SALE MATERIAL AND PROMOTIONAL GIFTS WHICH WILL NOT EXCEED 10 % OF TOTAL SALES, WITHOUT ANY SALES/SURPLUS TAXES, FREIGHT AND EXTRA COSTS AND AFTER DEDUCTION OF ANY LEGITIMATE RETURNS. PAYMENTS SHALL BE MADE IN FRENCH FRANCS, AFTER DEDUCTION OF ANY WITHHOLDING TAXES.



                                      4/12



6.3. INTER PARFUMS SHALL PAY TO STD THE FOLLOWING MINIMUM LICENCE ROYALTIES, FOR THE FIRST PERIOD OF TEN YEARS, BY QUARTERLY PAYMENTS ON 30 OCTOBER, 31 JANUARY, 30 APRIL AND ON 31 JULY OF EACH YEAR:

           XXXXXX

6.4 INTER PARFUMS UNDERTAKES, AT THE DATES SET IN ARTICLE 6.3 ABOVE, TO RENDER QUARTERLY ACCOUNTS, SHOWING THE EXACT AMOUNT CALCULATED ACCORDING TO ARTICLE 6.2 ABOVE, OF LICENCE ROYALTIES. AT THE SAME DATES, INTER PARFUMS WILL PAY TO STD THE EXACT AMOUNT OF ROYALTIES IF IT IS HIGHER THAN THE MINIMUM GUARANTEED ROYALTIES SET IN ARTICLE 6.3 ABOVE. IF THE AMOUNT IS LOWER, THEN INTER PARFUMS WILL PAY TO STD THE MINIMUM GUARANTEED ROYALTIES FOR THAT DATE. HOWEVER, THIS QUARTERLY PAYMENT MAY BE LOWER THAN THE MINIMUM GUARANTEED FOR THE SAME QUARTER, IN THE CASE
                                       4

         WHERE THE ADDITION OF THE SUMS ALREADY PAID DURING THE SAME CONTRACT YEAR, IS HIGHER THAN THE ADDITION OF THE SUMS THAT MUST ACTUALLY BE PAID BY INTER PARFUMS FOR THE SAME PERIOD.

6.5. IT IS UNDERSTOOD THAT THE BALANCED ROYALTY ACCOUNT WILL BE SETTLED EVERY YEAR, WITHIN A PERIOD OF 3 (THREE) MONTHS AFTER THE END OF THE PREVIOUS CONTRACT YEAR.

6.6. INTER PARFUMS SHALL TO RENDER AT ITS OWN COST ANNUAL AUDITED ACCOUNTS AS TO THE LICENCE FEE. THIS MUST BE COMPLETED BY THE END OF THE THIRD MONTH FOLLOWING THE CLOSING OF EACH CONTRACT YEAR.

6.7. INTER PARFUMS WILL MAINTAIN COMPLETE AND PRECISE RECORDS OF ALL LICENCE RELATED SALES AND ALLOW AN AGENT OR ANY AUTHORISED REPRESENTATIVE OF STD TO EXAMINE THESE RECORDS, FROM TIME TO TIME, TO COPY THEM AND TO MONITOR THE CORRESPONDING ENTRIES IN INTER PARFUMS'S ACCOUNTS. THE COSTS OF THE AUDIT WILL BE BORNE BY INTER PARFUMS, WHEN IT CAN BE SHOWN THAT THE LICENCE FEES CALCULATED BY INTER PARFUMS ARE 10 (TEN) % OR MORE BELOW THOSE DECLARED FOR THE PERIOD UNDER EXAMINATION.

6.8. SHOULD INTER PARFUMS BE LATE IN ITS QUARTERLY AND/OR YEARLY PAYMENTS, PENALTY FOR LATE PAYMENT WOULD BECOME PAYABLE AT THE RATE OF PIBOR 3 MONTHS.


7.    MARKETING PLAN

      INTER PARFUMS SHALL FORWARD TO STD FOR ITS APPROVAL ONCE A YEAR, NO LATER THAN 31ST OCTOBER, A MARKETING PLAN FOR THE FOLLOWING CALENDAR YEAR WHICH WILL FEATURE AMONG OTHERS:


      - ITS PROPOSITIONS ON PRODUCT RANGES, PRICES, DISCOUNT PROPOSALS, DISTRIBUTION AND COMMUNICATION,
      - ITS POSSIBLE WISHES CONCERNING THE TRADEMARKS FOR NEW LINES OF PRODUCTS (AS DESCRIBED IN ARTICLE 12.2 HEREUNDER),
      - A REVISED SALES FORECAST FOR THE NEXT YEAR, - THE ADVERTISING BUDGET FOR THE NEXT YEAR.


     5/12


8.      MARKETING CHANNELS

        INTER PARFUMS UNDERTAKES THAT THE PRODUCTS SHOULD BE MARKETED VIA SUPERIOR TRADE OUTLETS, AT A PRICE POINT WHICH FITS WITH THE HIGH POSITIONING OF THE BRAND, WHICH ARE EXCLUSIVE PERFUMERIES, DEPARTMENT STORES AND OTHER EXCLUSIVE OUTLETS WHICH, WITHIN 18 MONTHS AFTER LST JULY 1997, WILL CARRY THE DISTRIBUTION OF PRODUCTS FROM AT LEAST FIVE OF THE OTHER PREMIUM FOLLOWING FRAGRANCE BRANDS : CHANEL, DIOR, BOUCHERON, HERMES, CARTIER, GUERLAIN, ST LAURENT, GIVENCHY, NINA RICCI, ESTEE LAUDER, CLINIQUE, CACHAREL, RALPH LAUREN, AZZARO, PACO RABANE, ISSEY MIYAKE. IN ADDITION, THE CONTRACTUAL PARTNERS WILL MEET TO AGREE ON DISTRIBUTION POLICY AT INTERVALS, WITH A MINIMUM OF ONE MEETING EVERY 12 MONTHS.

  9.     CREATION OF THE PRODUCTS

  9.1. IN ORDER TO PRESERVE THE STD'S IMAGE, INTER PARFUMS GRANTS TO STD AN ABSOLUTE VETO RIGHT ON THE CHOICE OF THE PRODUCTS.

  9.2. INTER PARFUMS WILL BE FREE FOR THE SELECTION OF THE CREATOR, ON THE EXPRESS CONDITION THAT THIS CREATOR SHALL BE REGARDED AS ONE OF THE MOST TALENTED ONES IN THIS FIELD, OF THE PERFUME EXTRACTS AND OF THE PERFUME BOTTLES AND PACKAGINGS.

  9.3. INTER PARFUMS UNDERTAKES TO CLOSELY INFORM AND WORK AND CONSULT WITH STD AS TO ALL THE STEPS OF THE CREATION AND CHOICE OF THE PERFUMES AND OF THE BOTTLES AND PACKAGINGS, AND IN PARTICULAR, TO SUBMIT TO STD FOR ITS WRITTEN APPROVAL FOR ITS CHOICE AND ITS POSSIBLE SUGGESTIONS FOR MODIFICATIONS, A SELECTION OF THE PRODUCTS AND THEIR ENVIRONMENT.

  9.4. INTER PARFUMS WILL FURNISH TO STD, FOR CHECKING, THE SAMPLES OF THE PRODUCTS AND OF THEIR ENVIRONMENT BEFORE THEIR MARKETING. INTER PARFUMS FURTHER UNDERTAKES TO ONLY MARKET PRODUCTS DULY APPROVED IN WRITING BY STD.

  9.5. PERFUME EXTRACTS, PERFUMES, PERFUME BOTTLES, PACKAGINGS, AND MORE GENERALLY THE INGREDIENTS OF THE PRODUCTS AND THE PRODUCTS

           ENVIRONMENT, WILL BE EXCLUSIVE TO STD, EVEN AFTER THE EXPIRATION OF THE PRESENT AGREEMENT. INTER PARFUMS UNDERTAKES TO ENSURE THAT THE CREATOR UNDER ARTICLE 9.2 SHALL NOT BE ENTITLED TO ANY INTELLECTUAL PROPERTY RIGHTS IN ANY OF THE PRODUCTS OR PRODUCTS ENVIRONMENT OR ANY OF THE RELATED PERFUME EXTRACTS, AND TO HAVE ALL RIGHTS ATTACHED TO THE PRODUCTS AND THE PRODUCTS ENVIRONMENT ASSIGNED TO STD. AT THE EXPIRATION OF THE PRESENT AGREEMENT, INTER PARFUMS UNDERTAKES TO GIVE TO STD THE NAME AND ADDRESS OF THE MANUFACTURER OF THE PERFUME EXTRACT, AND ITS REFERENCE(S). STD WILL BE FREE TO TAKE CONTACT WITH THE MANUFACTURERS OF THE PERFUME EXTRACT, OF THE PRODUCTS AND OF THE PRODUCTS ENVIRONMENT, IN ORDER TO HAVE THE PRODUCTS AND THE PRODUCTS ENVIRONMENT MANUFACTURED, DIRECTLY OR NOT, WITHOUT HAVING TO GIVE TO INTER PARFUMS ANY INDEMNITY WHATSOEVER.

                                      6/12

9.6. STD WILL HAVE THE OPTION TO FILE, AT ITS OWN COSTS, AND ON ITS NAME, ANY DESIGN OR TRADEMARK APPLICATION, ON THE PERFUME BOTTLES AND/OR ON THE PACKAGINGS. INTER PARFUMS UNDERTAKES TO PROVIDE TO STD, AT STD'S REQUEST, ANY SIGNATURE OR AUTHORIZATION FOR THAT PURPOSE.


10.     ADVERTISING, ADVERTISING MATERIAL

 10.1. IN ORDER TO GUARANTEE THE COHERENT NATURE OF THE VISUAL IMAGE OF ALL ARTICLES SOLD UNDER THE TRADEMARKS, INTER PARFUMS WILL SUBMIT TO STD FOR ITS WRITTEN APPROVAL THE ADVERTISING AGENCY CHOSEN, AND ALL ADVERTISING MATERIAL FOR THE PRODUCTS, PRIOR TO THEIR EMPLOYMENT OR USE. INTER PARFUMS FURTHER UNDERTAKES TO ONLY USE AN ADVERTISING MATERIAL CONSISTENT WITH THE ONE USED BY STD, AND APPROVED BY STD.

        10.2. INTER PARFUMS UNDERTAKES TO INVEST AT LEAST XXXXXXX FOR THE SECOND AND THE THIRD YEAR OF THIS AGREEMENT, AND XXXXXX FOR THE FOLLOWING YEARS, OF ITS ANNUAL SALES UNDER LICENCE, AS DEFINED IN PARAGRAPH 6.1., FOR THE ADVERTISING OF THE PRODUCTS. THIS ADVERTISING BUDGET WILL INCLUDE: EXPENSES ON POINTS OF SALE (SHOW-WINDOWS, VISUALS, BEAUTY CONSULTANTS), MEDIA EXPENSES (MAGAZINES, NEWSPAPERS ... ), SAMPLES AND TESTERS, EXPENSES FOR PUBLIC RELATIONS.

        10.3. INTER PARFUMS UNDERTAKES TO HAVE ITS DISTRIBUTORS INVEST AT LEAST XXXXXX FOR THE SECOND AND THE THIRD YEAR OF THIS AGREEMENT, AND XXXXX FOR THE FOLLOWING YEARS, OF THEIR ANNUAL TURNOVER FOR THE ADVERTISING OF THE PRODUCTS.

        10.4. INTER PARFUMS UNDERTAKES THAT, ON BASIS OF REPARTITION FIXED IN APPENDIX 3, SUCH TOTAL ADVERTISING BUDGET (INTER PARFUMS AND ITS DISTRIBUTORS) WILL NOT BE LOWER THAN XXXXXXX FOR THE SECOND CONTRACT YEAR AND THAN XXXXXXX EACH YEAR, FROM THE THIRD TO THE SIXTH CONTRACT YEAR. FROM THE SEVENTH CONTRACT YEAR, INTER PARFUMS UNDERTAKES THAT THE ADVERTISING BUDGET

                  WILL NOT BE LOWER THAN XXXXXXXXX.

        10.5. REPORTS, PUBLICATIONS AND INFORMATION TO THIRD PARTIES THAT ARE RELATED SPECIFICALLY TO THIS CONTRACT, OR GENERALLY TO THE COOPERATION BETWEEN INTER PARFUMS AND STD, MUST HAVE THE PRIOR WRITTEN APPROVAL OF STD.

        10.6. INTER PARFUMS WILL SUBMIT TO STD'S PRIOR APPROVAL, BEFORE THEIR USE, ALL THE DISPLAY MATERIAL (SUCH AS DISPLAYS, PACKING CASES, CATALOGUES, ETC). INTER PARFUMS UNDERTAKES TO ONLY USE A DISPLAY MATERIAL CONSISTENT WITH THE ONE USED BY STD, AND APPROVED BY STD IN WRITING.

        10.7. INTER PARFUMS WILL FORWARD TO STD EACH YEAR, BEFORE THE 31 AUGUST A COMPLETE REPORT ON THE ADVERTISING INVESTMENTS MADE DURING THE YEAR BEFORE, AND ALL THE CORRESPONDING PRESS CUTTINGS WILL BE AT THE DISPOSAL OF STD AT INTER PARFUMS'S OFFICES.

11. PRODUCTS, LINES OF PRODUCTS


                                      7/12


11. 1. IN ORDER TO PROTECT THE STD'S IMAGE, THE GLOBAL POSITION OF THE PRODUCTS, INCLUDING PRICE AND DISCOUNT POSITION, WILL BE SET UP BY BOTH PARTIES.

11.2. INTER PARFUMS UNDERTAKES TO CONTINUOUSLY KEEP AN AVAILABLE STOCK OF PRODUCTS FOR THE SALE, OF ABOUT THREE (3) MONTHS OF SALES.

11.3. INTER PARFUMS UNDERTAKES TO TAKE ALL NECESSARY STEPS IN ORDER TO

        - PROPOSE AT LEAST TWO LINES OF PRODUCTS, FOR MEN AND WOMEN, AND TO
        - EXTEND AS MUCH AS POSSIBLE IN THE FUTURE THE RANGE OF LINES OF THE PRODUCTS.

12.     TRADEMARKS

12.1. INTER PARFUMS RECOGNISES THE CURRENT AND FUTURE RIGHTS OF STD ON THE TRADEMARKS, INCLUDING, BUT NOT LIMITED TO, THE TRADEMARKS DESCRIBED HEREUNDER IN ARTICLE 12.2 AND WILL NEITHER CONTEST THIS FACT NOR INSTIGATE ANY CONTESTATION. THE CONTRACTUAL PARTNERS AGREE THAT ALL RIGHTS RELATED TO THE TRADEMARKS, DERIVING FROM THEIR USE BY INTER PARFUMS, ARE THE SOLE PROPERTY OF STD.

        INTER PARFUMS UNDERTAKES TO USE THE TRADEMARKS ONLY IN RELATION WITH THE PRODUCTS, THE PRODUCTS ENVIRONMENT, THEIR SALE AND THEIR PROMOTION

        EXCLUSIVELY.

        INTER PARFUMS UNDERTAKES NOT TO REGISTER OR HAVE REGISTERED THE TRADEMARKS IN HIS OWN NAME.

        INTER PARFUMS UNDERTAKES TO USE THE S.T.DUPONT AND D TRADEMARKS ONLY IN THE EXACT FORM AS IT IS SPECIFIED IN APPENDIX 1.

        FOR ANY USE OF THE TRADEMARKS COMBINED WITH ANOTHER NAME, TRADEMARK, LOGO, SIGN OR ELEMENT, INTER PARFUMS WILL ASK FOR PRIOR WRITTEN APPROVAL BY STD.

        INTER PARFUMS FURTHER UNDERTAKES TO ASK FOR STD'S PRIOR WRITTEN APPROVAL FOR ANY USE OF THE TRADEMARKS ON ITS STATIONARY.

12.2. SHOULD THE CHOICE AND THE REGISTRATION OF ONE OR SEVERAL NEW TRADEMARKS FOR THE DIFFERENT LINES OF PRODUCTS BECOME NECESSARY, INTER PARFUMS WILL SUBMIT TO STD IN THE MARKETING PLAN DESCRIBED IN ARTICLE 7 ABOVE ALL DETAILS CONCERNING THOSE NEW TRADEMARKS, FOR STD'S PRIOR WRITTEN APPROVAL. INTER PARFUMS UNDERTAKES TO BE REASONABLE AS REGARDS ITS WISHES FOR SUCH NEW TRADEMARKS, AND IN ANYWAY NOT TO PLAN THE APPLICATION OF MORE THAN ONE NEW TRADEMARK FOR EACH STD'S FINANCIAL YEAR WITH A MAXIMUM OF FOUR NEW TRADEMARKS FOR THE DURATION OF THE AGREEMENT. IT IS UNDERSTOOD THAT THE PRESENT AGREEMENT WILL BE EXTENDED TO SUCH NEW TRADEMARKS.

        INTER PARFUMS WILL PROPOSE TO STD SEVERAL NAMES AND/OR LOGOS FOR THOSE NEW TRADEMARKS, WHICH WILL BE CHECKED PREVIOUSLY BY INTER PARFUMS IN ORDER TO MAKE SURE THAT THERE IS NO PRIOR REGISTRATIONS OF THE SAME NAMES AND/OR LOGOS, IN THE COUNTRIES OF APPLICATIONS, AND THAT THEY MAY BE REGISTERED. STD WILL BE FREE TO REFUSE

                                      8/12

        ANY NAME AND/OR LOGO, FOR WHATEVER REASON. STD WILL FILE THOSE NEW TRADEMARKS APPLICATIONS ON ITS NAME, SUBJECT TO STD'S DISCRETION, AT ITS OWN COST, IN A MAXIMUM OF 40 (FORTY) COUNTRIES WHERE INTER PARFUMS INTENDS TO DISTRIBUTE THE PRODUCTS.

12.3. STD SHALL USE ITS BEST EFFORTS TO THE EXTENT MADE POSSIBLE BY LOCAL LAWS TO DEFEND THE RIGHTS RELATED TO THE REGISTERED TRADEMARKS IN THE RELEVANT COUNTRIES AGAINST DUPLICATE TRADEMARK REGISTRATIONS AND COUNTERFEIT OR ITS USE BY THIRD PARTIES IN THE SAME AREA AS THE CONTRACT PRODUCTS. THIS WILL TAKE PLACE IN CONSULTATION WITH INTER PARFUMS, WHICH IN TURN, IS OBLIGED TO ASSIST IN THIS DEFENCE TO THE BEST OF ITS ABILITIES. SHOULD THE CONTRACTUAL PARTNERS AGREE TO PROCEED AGAINST THIRD PARTIES, INTER PARFUMS WILL REFUND TO STD HALF OF THE COST OF SUCH DEFENCE. IN CASE OF COMPENSATION RECEIVED BY STD FOR THAT DEFENSE, STD WILL GIVE TO INTER PARFUMS HALF OF THE SUMS RECEIVED.


        INTER PARFUMS WILL INFORM STD OF ANY ACTUAL OR POTENTIAL INFRINGEMENT THAT MAY COME TO ITS NOTICE IN RESPECT OF ANY TRADEMARKS OR OTHER INDUSTRIAL PROPERTY RIGHT, WHICH ARE THE PROPERTY OF, OR ARE USED BY STD, AND STD WILL TAKE ALL THE MEASURES THAT IT WILL DEEM APPROPRIATE.

12.4. SHOULD FOR SPECIAL REASONS STD REGARD DEFENSIVE MEASURES AS NOT NECESSARY, STD WILL INFORM INTER PARFUMS. INTER PARFUMS MAY THEREWITH TAKE THE DECISION TO DEFEND THE RIGHTS OF STD AT ITS OWN COST. IN SUCH A CASE, INTER PARFUMS WOULD CARRY OUT SUCH DEFENCE TO THE BEST OF ITS ABILITY AND TO THE EXTENT MADE POSSIBLE BY LOCAL LAWS, UNDER THE CLOSE SUPERVISION OF STD. INTER PARFUMS WILL ASK FOR STD'S WRITTEN APPROVAL BEFORE TAKING ANY STEP IN THIS RESPECT, AND, MORE PARTICULARLY, BEFORE MAKING ANY DECLARATION OR GIVING ANY INFORMATION.

12.5. IN THOSE COUNTRIES LISTED IN APPENDIX 2 TO THIS CONTRACT, WHERE TRADEMARKS RIGHTS HAVE BEEN APPLIED FOR BUT NOT YET REGISTERED, STD WILL CONTINUE THE REGISTRATION PROCESS. NEVERTHELESS STD WILL NOT BE RESPONSIBLE FOR THE REJECTION OR REFUSAL OF THE TRADEMARKS. MOREOVER, STD WILL ENDEAVOUR AT ITS OWN EXPENSE TO MAINTAIN ALL THE TRADEMARK REGISTRATIONS MENTIONED IN APPENDIX I TO THIS CONTRACT FOR THE DURATION OF THE AGREEMENT.

        SHOULD LEGAL OR OTHER FACTORS BE AN OBSTACLE TO THE REGISTRATION OF THE TRADEMARK IN A COUNTRY WHERE AN APPLICATION AND REGISTRATION SHOULD BE MADE, BOTH CONTRACTUAL PARTNERS WILL DO THEIR BEST TO EITHER REMOVE THE HINDRANCES OR FIND AN ALTERNATIVE SOLUTION.

12.6. SHOULD STD SO REQUEST, INTER PARFUMS WILL MAKE ITS BEST EFFORTS TO SUPPORT THE REGISTRATION OR THE MAINTENANCE OF THE TRADEMARKS, ESPECIALLY BY GIVING INFORMATION, MAKING NECESSARY DECLARATIONS AND DELIVERY OF REQUIRED DOCUMENTATION, ETC.

12.7. STD HEREBY AGREES THAT INTER PARFUMS WILL BE ENTERED AS A "REGISTERED USER" AT THE COST TO INTER PARFUMS FOR THE PRODUCTS, IN THOSE COUNTRIES WHERE THE NATIONAL LEGAL SYSTEM EITHER PERMITS OR REQUIRES IT.


                                      9/12

13 - TERMINATION

13.1. EITHER PARTY WILL HAVE THE RIGHT TO IMMEDIATELY TERMINATE AS OF RIGHT THE AGREEMENT AT ANY TIME IN THE FOLLOWING CASES --

        -IF THE OTHER PARTNER BECOMES INSOLVENT,
        -WHEN LIQUIDATION OR BANKRUPTCY PROCEEDINGS CONCERNING A PARTNER'S ASSETS COMMENCES,

        - WHEN, DESPITE A REMINDER, A CONTRACTUAL OBLIGATION OR AN OBLIGATION RESULTING FROM THIS CONTRACT IS NOT FULFILLED WITHIN 30

        DAYS,
        - WITHOUT A REMINDER, WHEN AN IMPORTANT OBLIGATION, SUCH AS A NON-AUTHORIZED USE OF THE TRADEMARKS, OR A PRODUCT MARKETED WITHOUT THE APPROVAL OF STD, IS AGAIN CONTRAVENED OR,
        - WITH A ONE-YEAR DELAY, IF, AT THE END OF THE FOURTH CONTRACT YEAR, OR ANY OTHER FOLLOWING YEAR, THE ANNUAL TURNOVER MADE BY INTER PARFUMS FOR THE PRODUCTS REMAINS LOWER THAN XXXXXXX OR IF INTER PARFUMS DOES NOT REACH A TURNOVER OF XXXXXXX DURING ANY TWO CONSECUTIVE YEARS.

        STD CAN ALSO TERMINATE THE CONTRACT AT ANY TIME IF INTER PARFUMS DEFAULTS ON PAYMENT OF THE LICENCE FEES DUE TO STD ONE MONTH AFTER THE FORWARDING OF A REMINDER.

13.2. TERMINATION AND REMINDERS MUST BE SERVED BY REGISTERED LETTER WITH ACKNOWLEDGEMENT OF RECEIPT.

13.3. THE TERMINATION OF THIS CONTRACT IN ACCORDANCE WITH THE LISTED CONDITIONS IN NO WAY FREES THE CONTRACTUAL PARTNERS FROM THE OBLIGATIONS EITHER CONTAINED IN THIS CONTRACT, ARISING FROM IT, OR BEING DUE FOLLOWING ITS EXPIRY. IN THE CASE OF JUSTIFIED TERMINATION BY STD AS A RESULT OF INTER PARFUM'S DEFAULT, ALL OUTSTANDING LICENCE FEES SHALL BECOME DUE FOR PAYMENT BY INTER PARFUMS.


        THE TERMINATION OF THIS AGREEMENT, FOR ANY OF THE REASONS HEREABOVE, BY ANY OF THE PARTIES, WILL NOT GIVE THE RIGHT FOR THE OTHER PARTY TO ANY INDEMNITY OR COMPENSATION WHATSOEVER.

13.4. ON THE DAY OF EXPIRY OF THIS CONTRACT, INTER PARFUMS SHALL IMMEDIATELY STOP ALL USE OF THE TRADEMARKS, SHALL REMOVE THEM FROM ALL BUSINESS DOCUMENTS, INVOICES, STATIONARY, ADVERTISING, ETC. INTER PARFUMS WILL ALSO CEASE TO MAKE ANY REFERENCE TO STD AND/OR ITS TRADEMARKS, PREVIOUS ACTIVITIES/COOPERATION FOR/WITH STD AS PARTNER/ LICENCEE AND ALSO BEARS THE RESPONSIBILITY FOR ITS SUBLICENCEES.

13.5. INTER PARFUMS WILL HAVE THE RIGHT TO MARKET THE PRODUCTS PREVIOUSLY MANUFACTURED, OR IN MANUFACTURE, ON THE DAY OF THE AGREEMENT TERMINATION. IN SUCH EVENT, INTER PARFUMS UNDERTAKES TO SEND TO STD WITH 15 DAYS STARTING FROM THE TERMINATION DATE OF THIS AGREEMENT, A STATEMENT OF THE REMAINING STOCKS OF THE PRODUCTS. HOWEVER, THE QUANTITY MAY NOT EXCEED THAT OF A THREE (3) MONTHS

                                     10/12


        PRODUCTION QUOTA, ASCERTAINED FROM THE AVERAGE PRODUCTION DURING THE SIX
        (6) MONTHS PRIOR TO THE EXPIRY OF THIS AGREEMENT. THESE PRODUCTS MUST BE SOLD PRIOR TO A DEADLINE OF SIX (6) MONTHS FOLLOWING THE TERMINATION OF THIS AGREEMENT, IN ACCORDANCE WITH STANDARD CONDITIONS AND VIA THE PREVIOUSLY USED OR SIMILAR SALES CHANNELS. AT THE END OF THIS 6 MONTH PERIOD, STD WILL HAVE THE OPTION, AT ITS SOLE DECISION, TO BUY THE REMAINING STOCKS TO INTER PARFUMS AT THE COST PRICE. INTER PARFUMS WILL DRAW UP ACCOUNTS CONCERNING THESE SALES WITHIN SIX (6) MONTHS AFTER THE TERMINATION OF THIS AGREEMENT, AND PAY THE CORRESPONDING LICENCE FEES TO

        STD.


14. LIABILITY

14.1. STD HEREBY DECLARES THAT, IN THE COUNTRIES NAMED BY IT IN THE APPENDIX 1, WHERE THE

        TRADEMARKS HAVE ALREADY BEEN REGISTERED, THERE ARE NO KNOWN CIRCUMSTANCES THAT WOULD PREVENT THE MARKETING OF THE PRODUCTS. THE CONTRACTUAL PARTNERS WILL NEVERTHELESS AGREE IN ADVANCE CONCERNING THE INDIVIDUAL COUNTRIES PRIOR TO DELIVERY OF THE CONTRACT PRODUCTS.

14.2. SHOULD FRESH CIRCUMSTANCES ARISE FOLLOWING THE SIGNING OF THIS CONTRACT, WHICH SERIOUSLY LIMIT THE TRADEMARK USAGE RIGHTS OF INTER PARFUMS IN ANY OF THE MAJOR TERRITORY, THE CONTRACTUAL PARTNERS WILL NEGOTIATE CONCERNING AN ALTERATION TO THE LICENSING FEES OR TO AN EARLY TERMINATION OF THE CONTRACTUAL RELATIONSHIP.

14.3. FOR THE DURATION OF THIS CONTRACT AND FOLLOWING ITS TERMINATION, INTER PARFUMS WILL KEEP STD EXONERATED FROM AND INDEMNIFIED AGAINST LIABILITY FOR NATIONAL AND INTERNATIONAL CLAIMS, THAT MAY BE RAISED BY THIRD PARTIES AGAINST STD AND/OR INTER PARFUMS IN CONNECTION WITH THE PRODUCTS MENTIONED IN AND RELATED TO THIS CONTRACT (IN PARTICULAR THEIR MANUFACTURE, STORAGE, TRANSPORT, PROMOTION, ADVERTISING, SALES, APPLICATION AND USE). THE APPROBATION BY STD OF DESIGNS OR/AND PROTOTYPES, ACCORDING TO PARAGRAPH 9.3 ABOVE, WILL NOT ALTER STD'S EXONERATION FROM LIABILITY.

        INTER PARFUMS SHALL OBLIGE THE MANUFACTURER OF THE PRODUCTS TO INCORPORATE STD INTO ITS OWN EXISTING THIRD-PARTY LIABILITY INSURANCE AS A BENEFICIARY AND TO MAINTAIN THE INSURANCE AT HIS OWN EXPENSE.

15.     CONFIDENTIALITY

        THE CONTRACTUAL PARTNERS MUTUALLY CONSENT TO MAINTAIN THE CONFIDENTIALITY OF ALL BUSINESS MATTERS AND PROCEDURES, IN PARTICULAR BUSINESS AND OPERATIONAL SECRETS, BELONGING TO THE OTHER CONTRACTUAL PARTNER WITH WHICH THEY MAY BECOME FAMILIAR AND WHICH ARE NOT GENERALLY KNOWN. THIS SHALL APPLY BOTH FOR THE DURATION OF THIS CONTRACT AND AFTER ITS TERMINATION. THE DISCLOSURE OF ANY INFORMATION TO THIRD PARTIES REQUIRES THE PREVIOUS EXPLICIT WRITTEN CONSENT OF THE OTHER CONTRACTUAL PARTNER.


16.     MISCELLANEOUS


                                      11/12



16.1. HE PARTIES AGREE THAT, TAKING INTO ACCOUNT THAT S.T. DUPONT PARIS AND INTER PARFUMS ARE BOTH LISTED AT THE STOCK-EXCHANGE, IT IS EXPRESSLY UNDERSTOOD THAT THE MODIFICATION OF THE MAJORITY SHAREHOLDERS OF ONE PARTY WILL NOT ALLOW THE OTHER PARTY TO EARLY TERMINATE THIS AGREEMENT. THIS STIPULATION WILL NOT BE APPLICABLE IN CASE THE NEW MAJORITY SHAREHOLDERS OF INTER PARFUMS WOULD BE A DIRECT OR INDIRECT COMPETITOR OF STD OR OF S.T.DUPONT PARIS. IN SUCH CASE, STD WOULD BE ENTITLED TO EARLY TERMINATE THIS AGREEMENT AT THE CONDITIONS SET IN ARTICLE 13.1 ABOVE.

16.2. NO CONTRACTUAL PARTNER IS EMPOWERED TO TRANSFER RIGHTS OR DUTIES, NOTWITHSTANDING THE PROVISIONS OF ARTICLE 5, CONCERNING THE OTHER PARTNER THAT DERIVE FROM THIS AGREEMENT, OR TO TRANSFER THE AGREEMENT AS A WHOLE, TO A THIRD PARTY WITHOUT THE PREVIOUS, EXPLICIT WRITTEN PERMISSION OF THE OTHER CONTRACTUAL PARTNER. THIS ALSO APPLIES TO TRANSFERS TO COMPANIES CONNECTED TO THE CONTRACTUAL PARTNERS. MOREOVER, INTER PARFUMS UNDERTAKES NOT TO SUB-LICENCE THIS AGREEMENT ON ITS WHOLE OR PARTLY, UNLESS WITH STD'S PRIOR WRITTEN CONSENT.

16.3. CHANGES AND/OR ADDITIONS TO THIS CONTRACT ARE ONLY VALID WHEN AGREED IN WRITTEN FORM AND EXPLICITLY DEFINED AS SUCH. SHOULD ONE OF THE PARTIES BE UNABLE TO FULFIL THE TERMS OF THE CONTRACT, THE OTHER PARTNER SHOULD BE INFORMED, IN ORDER THAT A CONTRACTUAL ALTERATION CAN BE MADE.

16.4 STD'S FAILURE TO REQUIRE INTER PARFUMS TO COMPLY FULLY WITH THIS AGREEMENT AT ANY TIME, AND/OR STD'S FAILURE TO EXERCISE ANY RIGHT RESULTING HEREUNDER SHALL NOT UNDER ANY CIRCUMSTANCES BE INTERPRETED AS A WAIVER BY STD OF THE RIGHT TO REQUIRE SUCH PERFORMANCE.

16.5. WHENEVER FEASIBLE, DIFFERENCES OF OPINION CONCERNING THIS CONTRACT SHOULD BE AMICABLY RESOLVED. SHOULD THIS NOT BE POSSIBLE, LAUSANNE IS THE PLACE OF JURISDICTION AND THIS CONTRACT IS SUBJECT TO SWISS LAW.

16.6. SHOULD INDIVIDUAL REQUIREMENTS CONTAINED IN THIS CONTRACT PROVE TO BE OR BECOME INEFFECTIVE, THIS HAS NO EFFECT UPON THE REMAINING STIPULATIONS OR THE CONTRACT AS A WHOLE. THE SAME APPLIES SHOULD LOOPHOLES APPEAR. THE INDIVIDUAL STIPULATION TO BE DISCARDED OR THAT IS MISSING, SHOULD BE COMPENSATED FOR BY A LEGALLY EFFECTIVE CONDITION THAT CORRESPONDS TO THE PURPOSE OF THIS CONTRACT.

16.7.   THE APPENDIX 1 AND 2 ARE AN INTEGRAL ELEMENT WITHIN THIS CONTRACT.

16.8 THIS AGREEMENT IS IN THE FRENCH LANGUAGE ONLY, WHICH LANGUAGE SHALL BE CONTROLLING IN ALL RESPECTS. NO TRANSLATION OF THIS AGREEMENT INTO ANY OTHER LANGUAGE SHALL BE OF ANY FORCE OR EFFECT IN THE INTERPRETATION OF THIS AGREEMENT OR IN A DETERMINATION OF THE INTENT OF EITHER OF THE PARTIES HERETO.


        SIGNED IN FRIBOURG, ON 20 JUNE 1997.


        S.T. DUPONT                                  INTER PARFUMS
        /S/                                          /S/
        GUY MAGNIN, DIRECTOR                         PHILIPPE BENACIN, PRESIDENT
                                      12/12

                                                                     Exhibit 21
                             List of Subsidiaries

Name                                            Jurisdiction

Elite Parfums, Ltd                              Delaware
Inter Parfums Holdings, S.A     .               France
Inter Parfums, S.A.                             France
Jean Philippe Fragrances do Brasil, Ltda.(1)    Brazil
Inter Parfums Trademarks, S.A.                  France
Inter Parfums Grand Public, S.A.                France

---------------
(1) A limited liability company.